Putnam
Investment
Grade
Municipal
Trust II

ANNUAL REPORT
April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Depending on your tax bracket, municipal bonds may offer juicier after-tax yields than Treasuries of comparable maturities."

                                     --  Money, May 1997

* "Putnam Investment Grade Municipal Trust II has, by nature, a defensive orientation because of its focus on income for the major portionof total return. The strategies we employed and the bonds we chose have given the fund a relatively short duration, which in turn, has helped the fund weather the market's setback fairly well in comparison with other long-term bond funds in its competitive universe. Should the market's volatility continue, we believe the fund's defensive structure going forward should further help buoy performance."

                                     --  Richard Wyke, fund manager

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

17 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In few places is the power of suggestion more aptly demonstrated than the securities markets. For months, the market has translated conjecture over the prospect of an increase in short-term interest rates by the Federal Reserve Board into volatility. Instead of settling down after the Fed finally raised rates by a quarter point in late March, the market immediately began responding to the suggestion that the Fed was about to raise rates again, if not in May, then at some point.

Uncertainty heightens the intensity of volatility, as we have seen throughout Putnam Investment Grade Municipal Trust II's fiscal year just ended. Over the long term, however, rational research and analysis, backed by expertise and experience, play a larger role in investment success -- and thus generally work to the advantage of those who maintain a long-term investment perspective.

Since Fund Manager Richard Wyke believes the current volatility may continue for a while, this seems an appropriate time to counsel patience. In the following report, Rick explains how he has been dealing with the current market environment and what he sees in prospect for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Manager
Richard P. Wyke

Putnam Investment Grade Municipal Trust II closed the books on fiscal 1997 with positive results, weathering an erratic fixed-income market that seesawed between bouts of strength and spells of weakness on mixed economic news and inflation concerns. The market's volatility culminated with the Federal Reserve Board's quarter of a percentage point interest-rate increase on March 25, 1997. Since then, investors seem to have regained some confidence, enabling the municipal market to rebound nicely in the last month of the period. Your fund closed its fiscal year on April 30, 1997, with total returns of 6.27% at net asset value and 9.86% at market price for common shareholders. For more performance information, please turn to pages 8 and 9.

* INCOME FOCUS GIVES FUND A NATURALLY DEFENSIVE TONE

Because your fund takes an income-oriented approach toward total return, its strategies and target investments create a defensive orientation as a natural byproduct. During periods of market volatility, particularly in February and March of this year, this orientation made a valuable contribution to performance.

Our primary focus has been premium bonds -- bonds selling at prices above par value -- because they typically carry coupons higher than the current market rates and tend to be less seriously affected when prices decline. These bonds' higher income stream represents a greater portion of their return than current-coupon or discount bonds and consequently provides a temporary floor for their prices.

As the fiscal year progressed, we shifted assets among maturity ranges, placing greater emphasis on bonds within the 15- to 25-year range in our efforts to generate a higher-yielding portfolio In addition to their attractive yield levels, these bonds have the potential to increase in value as they approach maturity and shift to the shorter end of the yield curve -- a phenomenon known as curve (or coupon) roll. Capitalizing on this appreciation potential, which operates independently of interest-rate changes, can enable us to build the overall value of the portfolio.

Our selective use of financial leverage also contributed to your fund's income stream and performance over the period. With this approach, the fund issues preferred shares that pay dividends at prevailing short-term rates. These shares are sold to corporate and institutional investors; the resulting assets are then invested in long-term bonds with higher yields. The difference between the rates paid to holders of preferred shares and the rates earned by the fund augmented the flow of income to holders of common shares.

* PORTFOLIO IS WELL DIVERSIFIED BY REGION AND INDUSTRY

Throughout the fiscal year, your fund benefited from its broad exposure to states across the nation. At fiscal year's end, municipal bonds issued by 21 states and Puerto Rico were represented in the portfolio. New York State and New York City general obligation and revenue bonds remain the fund's heaviest weighting, accounting for 20.7% of net assets at period's end. Improving financial and economic conditions and consistent levels of demand should allow these holdings to continue benefiting the fund. Significant exposure was further given to California, Colorado, Florida, and Michigan.

We entered the Maryland market over the period, purchasing Aa-rated Maryland State Health & Higher Education Facility Authority revenue bonds from John Hopkins University. An attractive coupon rate (7.5%) as well as the generally strong financial condition of the health-care sector made this issue particularly attractive.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospital/health care                       19.7%

Water and sewer                           19.6%

Transportation                            14.6%

Utilities                                 13.0%

Education                                 10.4%

Footnote reads:
*Based on net assets as of 4/30/97. Holdings will vary over time.

In addition to its countrywide diversification, the fund held securities in more than 15 industry sectors. At the close of the period, hospitals, water and sewer, state general obligation, and airline bonds were key areas of emphasis. Our greatest shift in emphasis involved health care and municipal utilities. We increased the fund's hospital exposure from roughly 11% of net assets at the beginning of the fiscal year to 19.7% by period's end.

* TAXABLE-EQUIVALENT YIELDS AND AVERAGE PORTFOLIO QUALITY REMAIN HIGH

Because your fund focuses its investments on long-term bonds, it is able to produce a relatively high level of tax-free income. A taxable investment at the maximum federal income tax rate of 39.6% would have had to provide a current return of 11.61% to equal the fund's 7.01% current dividend rate at net asset value. In today's low-inflation and high-tax environment, we believe these figures represent attractive real rates of return.

In addition to the potential for high current income, your fund also offers you a portfolio that remains heavily weighted in the higher end of the investment-grade spectrum, those bonds rated Baa or higher. As of period's end, more than 50% of your fund's holdings were rated Aa or above.

* MUNICIPAL BONDS AND YOUR FUND SHOULD BE ABLE TO HOLD THEIR OWN

Although the Fed opted to leave interest rates unchanged at its May 20 meeting, the fixed-income market in general is likely to remain unsettled in the months ahead in anticipation of another increase at some point. Municipal bonds, however, should be able to hold their own. For the most part, they have performed as we expected -- outperforming their taxable counterparts when bond prices fell and keeping pace with Treasuries when the market rebounded, causing yields to decline. We have no reason to believe this pattern will change anytime soon.

TOP 10 HOLDINGS
Broward County Resource Recovery Revenue Bonds (Florida)
7.95s, 12/1/08

Metropolitan Government Nashville & Davidson County
Tennessee Water and Sewer
Inverse floating bonds, AMBAC, 8.378s, 1/1/22

Central Lake County Joint Action Water Agency Revenue Bonds
(Illinois)
6s, 2/1/19

Burke County Development Authority Pollution Control Revenue
Bonds (Georgia)
Municipal Bond Investors Assurance Corporation 8s, 1/1/22

New York State Dormitory Authority Revenue Bonds
Ser. A 7.7s, 5/15/12

NY City Municipal Water and Sewer Finance Authority System
Revenue Bonds
Ser. C, 7 3/4s, 6/15/20

Babylon Industrial Development Agency Resource Recovery
Revenue Bonds (New York)
Ser. A, 8 1/2s, 1/1/19

Western Township Utility Authority Sewer Disposal System
Revenue Bonds (Michigan)
8.2s, 1/1/18

California State General Obligation Bonds
6 1/4s, 9/1/08

Claiborne County. Pollution Control Revenue Bonds (Mississippi)
Ser. C, 9 7/8s, 12/1/14

Footnote reads:
These holdings represent 30.9% of the fund's assets as of 4/30/97. Portfolio holdings will vary over time.

Furthermore, we believe the supply/demand relationship for the municipal market remains positive. The strong economy has expanded the capacity of municipal bond borrowers to meet infrastructure needs by issuing new debt, while demand from insurance companies and other institutional investors should remain strong, helping to sustain market values.

From a total return standpoint, we believe your fund's defensive nature and relatively short duration should continue to lend support and cushion its net asset value in the event additional rate increases come to pass. Once the interest-rate cycle peaks, we will look for opportunities to extend duration without sacrificing income potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/97

                                         Lehman Bros.
                                Market     Municipal     Consumer
(common shares)         NAV     price     Bond Index   Price Index
----------------------------------------------------------------
1 year                  6.27%   9.86%       6.65%         2.50%
----------------------------------------------------------------
3 years                20.29   35.03       22.82          8.68
Annual average          6.35   10.53        7.09          2.82
----------------------------------------------------------------
Life (11/27/92)        34.08   30.73       32.79         12.82
Annual average          6.86    6.25        6.64          2.77
----------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)
                                         Market
(common shares)                NAV       price
----------------------------------------------------------------
1 year                         4.53%     5.09%
----------------------------------------------------------------
3 years                       19.23     30.30
Annual average                 6.04      9.22
----------------------------------------------------------------
Life (11/27/92)               32.85     26.58
Annual average                 6.76      5.58
----------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 4/30/97
----------------------------------------------------------------
Distributions (common shares)
----------------------------------------------------------------
Number                                 12
----------------------------------------------------------------
Income                               $0.96
----------------------------------------------------------------
Capital gains1                         --
----------------------------------------------------------------
Total                                $0.96
----------------------------------------------------------------
Preferred shares  Series A (630 shares) Series B (630 shares)
----------------------------------------------------------------
Income                   $1,737.61           $1,769.16
----------------------------------------------------------------
Capital gains                   --                  --
----------------------------------------------------------------
Total                    $1,737.61           $1,769.16
----------------------------------------------------------------
Share value:
----------------------------------------------------------------
(common shares):                NAV         Market price
----------------------------------------------------------------
4/30/96                       $13.79         $13.875
----------------------------------------------------------------
4/30/97                        13.70          14.250
----------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------
(common shares):                NAV         Market price
----------------------------------------------------------------
Current dividend rate2          7.01%           6.74%
----------------------------------------------------------------
Taxable equivalent3            11.61%          11.16%
----------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.


Report of independent accountants
For the fiscal year ended April 30, 1997

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust II

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust II, including the portfolio of investments owned, as of April 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust II as of April 30, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 13, 1997




Portfolio of investments owned
April 30, 1997

            Key to Abbreviations
            AMBAC        - AMBAC Indemnity Corporation
            CLI Insd.    - Connie Lee Insurance Insured
            G.O. Bonds   - General Obligation Bonds
            FGIC         - Financial Guaranty Insurance Company
            FSA          - Financial Security Assurance
            IFB          - Inverse Floating Rate Bonds
            MBIA         - Municipal Bond Investors Assurance Corporation
            PSFG         - Permanent School Fund Guaranteed

MUNICIPAL BONDS AND NOTES  (98.2%) *
PRINCIPAL AMOUNT                                                               RATINGS**        VALUE

Arizona  (0.9%)
------------------------------------------------------------------------------------------------------------
      2,235,000  Gila Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                   (Asarco Inc.), Ser. 85, 8.9s, 7/1/06                        Baa              $  2,315,952

California  (9.5%)
------------------------------------------------------------------------------------------------------------
      5,000,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds (Catholic
                   Healthcare West), AMBAC, 6.786s, 7/1/17                     Aaa                 4,112,500
                 CA State G.O. Bonds
      3,855,000    7s, 8/1/07                                                  AA                  4,428,431
      6,000,000    6 1/4s, 9/1/08                                              AA                  6,562,500
      2,500,000  CA State U. IFB, AMBAC, 9.861s, 11/1/21
                   (acquired 9/2/94, cost $2,681,272) [DBL. DAGGER]            Aaa                 2,937,500
      6,000,000  Foothill/Eastern Trans. Corridor Agcy. Toll Rd.
                   Rev. Bonds, Sr. Lien, Ser. A, zero % 1/1/08                 Baa                 3,930,000
      1,450,000  Fountain Valley, Agcy. for Cmnty. Dev.  Tax Alloc.
                   Rev. Bonds (Indl. Area Redev.), 9.1s, 1/1/16                BBB                 1,470,068
                                                                                                  ----------
                                                                                                  23,440,999

Colorado  (9.3%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Arapahoe Cnty., Cap. Impt. Rev. Bonds, Ser. C, A,
                   8 3/4s, 11/15/23                                            Baa                 5,843,750
                 Denver, City & Cnty. Arpt. Rev. Bonds
      2,500,000    Ser. A, 8 1/2s, 11/15/23                                    Baa                 2,834,375
      1,670,000    Ser. A, 8s, 11/15/25                                        Baa                 1,868,312
      1,000,000    Ser. A, 8s, 11/15/25                                        Baa                 1,116,250
      2,175,000    Ser. A, 8s, 11/15/17                                        Baa                 2,255,062
      1,000,000    Ser. D, 7 3/4s, 11/15/13                                    Baa                 1,203,750
                 Highlands Ranch, Dist. No. 2 G.O. Bonds, FSA
      1,000,000    6 1/2s, 6/15/09                                             Aaa                 1,111,250
        780,000    6 1/4s, 6/15/08                                             Aaa                   852,150
      5,250,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                   (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30              Aaa                 5,683,125
                                                                                                  ----------
                                                                                                  22,768,024
Florida  (7.4%)
------------------------------------------------------------------------------------------------------------
                 Broward Cnty., Resource Recvy. Rev. Bonds
     10,595,000 (SES Broward CA Cnty. LP South), 7.95s, 12/1/08                A                  11,522,063
      1,150,000    (Waste-Energy LP North), 7.95s, 12/1/08                     A                   1,250,625
      1,000,000  FL State Board of Ed. Cap. Outlay G.O. Bonds,
                   Ser. A, 7 1/4s, 6/1/23                                      Aa                  1,083,750
      5,000,000  Port Everglades, Auth. Port Impt. Rev. Bonds,
                   Ser. A, 5s, 9/1/16                                          BBB                 4,281,250
                                                                                                  ----------
                                                                                                  18,137,688

Georgia  (3.0%)
------------------------------------------------------------------------------------------------------------
      6,340,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                   (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22              Aaa                 7,401,950

Illinois  (4.1%)
------------------------------------------------------------------------------------------------------------
      7,750,000  Central Lake Cnty., Joint Action Wtr. Agcy.
                   Rev. Bonds, 6s, 2/1/19                                      Aa                  7,798,438
      2,050,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                   (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18              Baa                 2,201,188
                                                                                                  ----------
                                                                                                   9,999,626

Indiana  (0.9%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                   Rev. Bonds (Excise Tax Rev. Lease Rental),
                   Ser. A, AMBAC, 7s, 6/1/21                                   Aaa                 2,162,500

Kansas  (1.2%)
------------------------------------------------------------------------------------------------------------
      2,600,000  Burlington, Poll. Control Poll. Control Rev. Bonds
                   (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31               Aaa                 2,834,000

Louisiana  (1.1%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Beauregard Parish Rev. Bonds (Boise Cascade
                   Corp.), 7 3/4s, 6/1/21                                      Baa                 2,170,000
        500,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt.), 8 1/4s, 6/1/14                             Baa                   539,375
                                                                                                  ----------
                                                                                                   2,709,375

Maryland  (1.3%)
------------------------------------------------------------------------------------------------------------
      3,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                   (Johns Hopkins U.), 7 1/2s, 7/1/20                          Aa                  3,150,000

Massachusetts  (5.4%)
------------------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. IFB
      5,500,000    (Med. Ctr. of Central MA), Ser. B, AMBAC,
                   9.12s, 6/23/22                                              Aaa                 6,105,000
      2,000,000    (Boston U.), Ser. L, MBIA, 9.335s, 10/1/31                  Aaa                 2,232,500
      3,000,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                   Aaa                 4,987,500
                                                                                                  ----------
                                                                                                  13,325,000
Michigan  (5.9%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.968s, 7/1/22          Aaa                 2,132,500
      6,000,000  MI State Hosp. Fin. Auth. Rev. Bonds
                   (Pontiac Osteopathic Hosp.), Ser. A, 6s, 2/1/24             Baa                 5,775,000
      6,250,000  Western Township, Util. Auth. Swr. Disp. Syst.
                   Rev. Bonds, 8.2s, 1/1/18                                    BBB                 6,687,500
                                                                                                  ----------
                                                                                                  14,595,000

Minnesota  (4.4%)
------------------------------------------------------------------------------------------------------------
                 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                   (Healtheast)
      4,790,000    Ser. B, 9 5/8s, 11/1/08                                     Baa                 4,995,060
      5,500,000    Ser. B, 9 3/4s, 11/1/17                                     Baa                 5,738,755
                                                                                                  ----------
                                                                                                  10,733,815

Mississippi  (2.7%)
------------------------------------------------------------------------------------------------------------
      6,000,000  Claiborne Cnty., Poll. Ctrl. Rev. Bonds (Middle
                   South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                Ba                  6,555,000

New York  (20.7%)
------------------------------------------------------------------------------------------------------------
      6,370,000  Babylon, Indl. Dev. Agcy. Resource Recvy. Rev. Bonds
                   (Ogden Martin Syst.), Ser. A, 8 1/2s, 1/1/19                AAA                 6,855,713
                 NY City, G.O. Bonds
      4,000,000    Ser. B, 7 1/2s, 2/1/06                                      Baa                 4,415,000
      2,600,000    Ser. H, 6 1/8s, 8/1/25                                      Baa                 2,551,250
      6,250,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Syst.
                   Rev. Bonds, Ser. C, 7 3/4s, 6/15/20                         AAA                 7,023,438
      2,000,000  NY State G.O. Bonds, Ser. A, 6s, 7/15/07                      A                   2,125,000
                 NY State Dorm. Auth. Rev. Bonds
                   (State U. Edl. Fac.), Ser. A
      6,500,000    7.7s, 5/15/12                                               Aaa                 7,174,375
      5,000,000    5 7/8s, 5/15/17                                             Baa                 5,018,750
      2,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                   Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                   Ser. A, 7 3/4s, 1/1/24                                      A                   2,069,820
      5,000,000  NY State Energy Res. & Dev. Auth. Rev. Bonds
                   (Cons. Edison Co.), Ser. A, 7 1/2s, 1/1/26                  A                   5,350,000
                 NY State Urban Dev. Corp. Rev. Bonds
                   (Syracuse U.)
      1,440,000    6s, 1/1/07                                                  Baa                 1,490,400
      1,360,000    6s, 1/1/06                                                  Baa                 1,407,600
      5,165,000  Suffolk Cnty., Wtr. Auth. Rev. Bonds, Sub. Lien,
                   MBIA, 6s, 6/1/14                                            Aaa                 5,474,900
                                                                                                  ----------
                                                                                                  50,956,246

Oklahoma  (1.5%)
------------------------------------------------------------------------------------------------------------
      3,555,000  Tulsa, Indl. Auth. Hosp. Rev. Bonds
                   (Hillcrest Med. Ctr.), CLI Insd., 6 1/4s, 6/1/10            AAA                 3,714,975
Pennsylvania  (5.2%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                   (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                     Aaa                 3,060,000
      5,000,000  Dauphin Cnty., Auth. Hosp. Rev. Bonds (Hapsco-
                   Western PA Hosp.), Ser. A, MBIA, 6 1/2s, 7/1/12             Aaa                 5,293,750
      1,800,000  Lehigh Cnty. Gen. Purp. Auth. Rev. Bonds
                   (Hosp. Healtheast Inc.), Ser. A, 9s, 7/1/15                 A                   1,849,626
      2,700,000  Philadephia Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                   (GraduateHlth, Syst.) Ser. A, 6 1/4s, 7/1/13                Baa                 2,635,875
                                                                                                  ----------
                                                                                                  12,839,251

Puerto Rico  (3.9%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
                   6 1/4s, 7/1/12                                              A                   2,152,500
      4,500,000  Cmnwlth. of PR, Med. and Env. Poll. Ctrl. Fac.
                   Rev. Bonds (Baxter Int. Inc.), 8s, 9/1/12                   A                   4,820,625
      3,000,000  PR, Elec. Pwr. Auth. Rev. Bonds, Ser. N, 5s, 7/1/12           A                   2,741,250
                                                                                                  ----------
                                                                                                   9,714,375

South Carolina  (2.2%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                   (Bayerische Motoren Werke), 7.55s, 11/1/24                  A/P                 5,387,500

Tennessee  (4.2%)
------------------------------------------------------------------------------------------------------------
      1,750,000  Metro. Govt. Nashville & Davidson Cnty., Wtr. &
                   Swr. Rev. Bonds, MBIA, 6s, 1/1/07                           Aaa                 1,872,500
      8,300,000  Metro Govt. Nashville & Davidson Cnty.,  Wtr. &
                   Swr. IFB, AMBAC, 8.378s, 1/1/22                             Aaa                 8,434,875
                                                                                                  ----------
                                                                                                  10,307,375

Texas  (2.5%)
------------------------------------------------------------------------------------------------------------
      7,000,000  Judson, Indpt. School Dist. G.O. Bonds, PSFG
                   zero %, 2/1/07                                              Aaa                 4,191,250
      1,750,000  North Central TX. Hlth. Fac. Dev. Corp. IFB
                   (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                   9.345s, 6/15/21                                             Aaa                 2,049,685
                                                                                                  ----------
                                                                                                   6,240,935

Washington  (0.9%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Tacoma, Elec. Syst. IFB, AMBAC, 8.85s, 1/2/15                 Aaa                 2,320,000
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $239,936,150) ***                                       241,609,586
------------------------------------------------------------------------------------------------------------

   * Percentages indicated are based on net assets of $246,028,023.

  ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1997 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not
     necessarily represent      what the agencies would ascribe to these securities at April 30,
     1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

 *** The aggregate identified cost on a tax basis is $239,936,150, resulting in gross unrealized appreciation and depreciation of $5,446,918 and $3,773,482, respectively, or net unrealized appreciation of $1,673,436.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1997 was $2,937,500 or 1.2% of net assets.

     The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1997.

     The fund had the following industry group concentrations greater than 10% at April 30, 1997 as a percentage of net assets):
            Hospital/Health care    19.7%
            Water & Sewer           19.6
            Transportation          14.6
            Utilities               13.0
            Education               10.4

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $239,936,150) (Note 1)                                                $241,609,586
---------------------------------------------------------------------------------------------------
Cash                                                                                        122,915
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            5,386,512
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            4,475,733
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    3,063
---------------------------------------------------------------------------------------------------
Total assets                                                                            251,597,809

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,068,503
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          4,026,190
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                417,308
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   28,605
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 6,351
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    609
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       22,220
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         5,569,786
---------------------------------------------------------------------------------------------------
Net assets                                                                             $246,028,023

Represented by
---------------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                                  $63,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Note 1)                                                                                186,297,698
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,336,951
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (6,280,062)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments (Note 1)                                       1,673,436
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $246,028,023

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A and B Remarketed preferred shares                                             $63,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               67,420
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -
liquidation preference                                                                   63,067,420
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                   182,960,603
---------------------------------------------------------------------------------------------------
Net asset value per common share
($182,960,603 divided by 13,357,092 shares)                                                  $13.70
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended April 30,1997

Tax exempt interest income:                                                            $16,502,387

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,730,243
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             193,775
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           18,138
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,373
--------------------------------------------------------------------------------------------------
Amortization of organization expense (Note1)                                                 5,303
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     44,511
--------------------------------------------------------------------------------------------------
Auditing                                                                                    60,235
--------------------------------------------------------------------------------------------------
Legal                                                                                       15,522
--------------------------------------------------------------------------------------------------
Postage                                                                                     35,458
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       22,238
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     166,000
--------------------------------------------------------------------------------------------------
Other                                                                                       29,731
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,328,527
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (51,480)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,277,047
--------------------------------------------------------------------------------------------------
Net investment income                                                                   14,225,340
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (1,743,794)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            162,855
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                        1,180,783
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                   (400,156)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $13,825,184
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                          Year ended         Year ended
                                                                                            April 30           April 30
                                                                                                1997               1996
----------------------------------------------------------------------------------------------------------------------

Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 14,225,340        $14,514,332
----------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                         (1,580,939)        (1,182,577)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             1,180,783           (153,702)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     13,825,184         13,178,053
----------------------------------------------------------------------------------------------------------------------
Distribution to remarketed preferred shareholders from:
Net investment income                                                                    (2,209,265)        (2,344,964)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $67,420 and $57,495, respectively)                                             11,615,919         10,833,089
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (12,822,022)       (12,822,245)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                             (1,206,103)        (1,989,156)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       247,234,126        249,223,282
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,336,951 and $2,139,933, respectively)                                      246,028,023        247,234,126
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of year                                                                              13,357,092         13,357,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                                     1,260              1,260
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


----------------------------------------------------------------------------------------------------------------------------

                                                                                                            For the period
Per-share                                                                                                    Nov. 27, 1992+
operating performance                                               Year ended April 30                        to April 30
----------------------------------------------------------------------------------------------------------------------------
                                                  1997             1996             1995             1994             1993
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $13.79           $13.94           $14.30           $15.00           $14.06 (a)
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                             1.07             1.09             1.14             1.16              .44 (b)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                             (.03)            (.10)            (.16)            (.66)             .95
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  1.04              .99              .98              .50             1.39
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                         (.17)            (.18)            (.15)            (.15)            (.03)(c)
----------------------------------------------------------------------------------------------------------------------------
To common shareholders                            (.96)            (.96)            (.96)            (.96)            (.32)
----------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
----------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                           --               --               --             (.01)              --
----------------------------------------------------------------------------------------------------------------------------
To common shareholders                              --               --               --             (.08)              --
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments
----------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                           --               --             (.03)              --               --
----------------------------------------------------------------------------------------------------------------------------
To common shareholders                              --               --             (.20)              --               --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                              (1.13)           (1.14)           (1.34)           (1.20)            (.35)
----------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                      --               --               --               --             (.10)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                 $13.70           $13.79           $13.94           $14.30           $15.00
----------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                $14.250          $13.875           $12.75           $13.25           $14.63
----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Total investment return at market value
(common shares) (%)(d)                            9.86            16.62             5.39            (2.81)           (0.88)*
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total funds) (in thousands)                  $246,028         $247,234         $249,223         $254,025         $263,388
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)(f)                      1.26             1.24             1.28             1.14              .27 (b)*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(e)                      6.51             6.41             7.10             6.66             2.89 (b)*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      45.48           160.28            85.63            32.27             4.65 *
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Represents initial net asset value of $14.10 less offering expenses of approximately $0.04.

(b) Reflects an expense limitation in effect during the period November 27, 1992 to February 19, 1993.
    As a result of such limitation, expenses for the period ended April 30, 1993 reflect a reduction of $0.02 per share.

(c) Preferred shares were issued on February 18, 1993.

(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(f) The ratio of expenses to average net assets for the period ended April 30, 1997 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
April 30, 1997

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that the fund's Manager believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1997, the fund had a capital loss carryover of approximately $4,855,000 available to offset future capital gains, if any. The amount of the carryover and expiration dates are:

Loss Carryover                   Expiration
------------------------------------------------
  $2,204,000                   April 30, 2004

   2,651,000                   April 30, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1997 was Series A-3.70%, Series B-3.76%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized gains and losses on certain futures contracts, dividends payable, market discount and post-October loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1997, the fund reclassified $2,965 to increase undistributed net investment income, with an increase to accumulated net realized loss on investments of $2,965. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $26,528. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion. If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than
 .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1997, fund expenses were reduced by $51,480 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $570 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $134,638,909 and $109,295,904, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (630 shares) and B (630 shares) shares are redeemable at the option of the fund on an dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986, as amended. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1997, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 99.92% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company


LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs

Vice President

Blake E. Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

[LOGO OMITTED]
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33895-183   6/97